N / E / W / S R / E / L / E / A / S / E

January 26, 2023

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD FOURTH QUARTER AND FULL YEAR 2022 RESULTS

First Merchants Corporation (NASDAQ - FRME)

Fourth Quarter 2022 Highlights:

•    Net income available to common stockholders was $70.3 million and diluted earnings per common share totaled $1.19, compared to $47.7 million and $.89 in the fourth quarter of 2021, and $63.3 million and $1.08 in the third quarter of 2022.
•    Adjusted net income available to common stockholders1 for the fourth quarter was $70.5 million and adjusted diluted earnings per common share1 totaled $1.19, compared to $44.9 million and $.84 in the fourth quarter of 2021, and $65.6 million and $1.12 in the third quarter of 2022.
•    Total loans grew $344.1 million, or 11.8% annualized on a linked quarter basis, excluding the forgiveness of $6.5 million in Paycheck Protection Program (“PPP”) loans.
•    Total deposits declined $52.1 million, or 1.4% annualized on a linked quarter basis.
•    Nonaccrual loans totaled $42.3 million compared to $43.5 million on a linked quarter basis.
•    Net interest income totaled $149.0 million, an increase of $8.7 million, or 6.2% on a linked quarter basis.
•    The efficiency ratio totaled 48.60% for the quarter.

Full Year 2022 Highlights:

•    Net income available to common stockholders was $220.7 million and diluted earnings per common share totaled $3.81, compared to $205.5 million and $3.81 in 2021.
•    Adjusted net income available to common stockholders1 for 2022 was $243.4 million and adjusted diluted earnings per common share1 totaled $4.20, compared to $182.2 million and $3.38 in 2021.
•    Total loans grew $2.8 billion during 2022, which included $1.6 billion from the acquisition of Level One Bancorp Inc. (“Level One”). Excluding the forgiveness of $145.3 million in Paycheck Protection Program (“PPP”) loans, organic loan growth totaled $1.3 billion or 13.9% during the year.
•    Net interest income totaled $520.2 million, an increase of $109.5 million, or 26.7% over prior year.
•    The efficiency ratio totaled 53.20% for 2022, but was 50.66% after excluding $16.5 million in acquisition-related expenses that were incurred during the year.

Mark Hardwick, Chief Executive Officer, stated, “First Merchants completed 2022 with a strong quarter and closed the books on another successful year. We are pleased to have the acquisition and integration of Level One behind us so that we can focus on the organic opportunities ahead. First Merchants’ earnings power is pretty easy to digest when assessing our quarterly results. We look forward to continued growth and high levels of performance in 2023”

Fourth Quarter Financial Results

First Merchants Corporation (the “Corporation) has reported fourth quarter 2022 net income available to common stockholders of $70.3 million compared to $47.7 million during the same period in 2021. Diluted earnings per common share for the period totaled $1.19 per share compared to the fourth quarter of 2021 result of $.89 per share.

Total assets equaled $17.9 billion as of quarter-end and loans totaled $12.0 billion. Total loans increased $2.8 billion during the past twelve months. The acquisition of Level One contributed $1.6 billion of loans. Excluding acquired loans, the Corporation experienced organic loan growth of $1.3 billion, or 13.9 percent, during the past twelve months. This was offset by the forgiveness of PPP loans of $145.3 million. Investments decreased $260.6 million, or 5.8 percent, during the last twelve months and now total $4.3 billion.

Total deposits equaled $14.4 billion as of quarter-end and increased by $1.7 billion over the past twelve months. The acquisition of Level One contributed $1.9 billion in deposits resulting in an organic deposit decline of $280.6 million or 2.2%. The balance sheet growth mix resulted in an increase in the loan to deposit ratio of 10.9% over the past twelve months with the current quarter ratio ending at 83.5 percent.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $223.3 million as of quarter-end, or 1.86 percent of total loans, an increase of $27.9 million over prior year due to the acquisition of Level One. Loan charge offs, net of recoveries, for the quarter totaled $3.4 million. No provision expense was recorded during the quarter or during the last twelve months other than CECL Day 1 expense of $16.8 million due to the acquisition of Level One. Non-performing assets to total assets were 0.27% for the fourth quarter of 2022, a decrease of one basis point compared to 0.28% in the fourth quarter of 2021.

Net-interest income totaling $149.0 million for the quarter, continued to grow with an increase of $8.7 million, or 6.2 percent, over prior quarter, and an increase of $47.7 million, or 47 percent compared to the fourth quarter of 2021. Stated net-interest margin on a tax equivalent basis, totaling 3.72 percent, increased by 17 basis points compared to the third quarter of 2022 and 68 basis points compared to the fourth quarter of 2021. Net-interest margin excluding the impact of fair value accretion and PPP loans totaled 3.65% for the quarter, an increase of 18 basis points compared to 3.47% for the third quarter of 2022 and an increase of 73 basis points from the fourth quarter of 2021. During the quarter, the yield on earning assets expanded 62 basis points from higher loan and investment portfolio yields as well as organic loan growth, offset by a 45 basis point increase in funding costs.

Non-interest income, totaling $24.2 million for the quarter, decreased $5.5 million or 18.5% compared to the third quarter of 2022. The decrease was primarily driven by lower earnings on cash surrender value of life insurance which was elevated in the third quarter due to a large $5.2 million BOLI death benefit. Non-interest income decreased $1.7 million from the fourth quarter of 2021 due primarily to lower gains on the sale of mortgage loans and lower derivative hedge fees.

Non-interest expense totaled $89.7 million for the quarter, a decrease of $6.7 million from the third quarter of 2022. The third quarter included $3.4 million of acquisition-related expenses. The quarter over quarter decline also reflected lower salaries and benefits expense as well as some one-time gains on sales of properties recorded in the fourth quarter.

The Corporation’s total risk-based capital ratio equaled 13.08 percent, common equity tier 1 capital ratio equaled 10.65 percent, and the tangible common equity ratio totaled 7.34 percent. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 10:30 a.m. (ET) on Thursday, January 26, 2023.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BI6fcecfffac4e446dae35bea4a13966ee)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/7rxb6jtk) during the time of the call. A replay of the webcast will be available until January 26, 2023.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2022	2021
ASSETS
Cash and due from banks	$122,594	$167,146
Interest-bearing deposits	126,061	474,154
Investment securities, net of allowance for credit losses of $245,000 and $245,000	4,263,788	4,524,353
Loans held for sale	9,094	11,187
Loans	12,003,894	9,241,861
Less: Allowance for credit losses - loans	(223,277)	(195,397)
Net loans	11,780,617	9,046,464
Premises and equipment	117,118	105,655
Federal Home Loan Bank stock	38,525	28,736
Interest receivable	85,070	57,187
Goodwill and other intangibles	747,844	570,860
Cash surrender value of life insurance	308,311	291,041
Other real estate owned	6,431	558
Tax asset, deferred and receivable	111,222	35,641
Other assets	221,631	140,167
TOTAL ASSETS	$17,938,306	$15,453,149
LIABILITIES
Deposits:
Noninterest-bearing	$3,173,417	$2,709,646
Interest-bearing	11,209,328	10,022,931
Total Deposits	14,382,745	12,732,577
Borrowings:
Federal funds purchased	171,560	—
Securities sold under repurchase agreements	167,413	181,577
Federal Home Loan Bank advances	823,674	334,055
Subordinated debentures and other borrowings	151,298	118,618
Total Borrowings	1,313,945	634,250
Interest payable	7,530	2,762
Other liabilities	199,316	170,989
Total Liabilities	15,903,536	13,540,578
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,170,583 and 53,410,411 shares	7,396	6,676
Additional paid-in capital	1,228,626	985,818
Retained earnings	1,012,774	864,839
Accumulated other comprehensive income (loss)	(239,151)	55,113
Total Stockholders' Equity	2,034,770	1,912,571
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,938,306	$15,453,149

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable:
Taxable	$156,102	$80,583	$470,468	$338,009
Tax-exempt	6,930	5,635	25,124	22,110
Investment securities:
Taxable	9,417	8,028	38,354	29,951
Tax-exempt	17,033	15,411	67,381	55,331
Deposits with financial institutions	959	173	2,503	634
Federal Home Loan Bank stock	541	163	1,176	597
Total Interest Income	190,982	109,993	605,006	446,632
INTEREST EXPENSE
Deposits	33,516	5,589	62,939	23,319
Federal funds purchased	808	1	1,302	5
Securities sold under repurchase agreements	541	75	1,136	314
Federal Home Loan Bank advances	4,932	1,389	11,417	5,672
Subordinated debentures and other borrowings	2,229	1,666	8,009	6,642
Total Interest Expense	42,026	8,720	84,803	35,952
NET INTEREST INCOME	148,956	101,273	520,203	410,680
Provision for credit losses - loans	—	—	16,755	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	148,956	101,273	503,448	410,680
NON-INTEREST INCOME
Service charges on deposit accounts	7,097	6,462	28,371	23,571
Fiduciary and wealth management fees	7,501	7,078	29,688	28,362
Card payment fees	4,533	3,937	20,207	16,619
Net gains and fees on sales of loans	2,087	3,423	10,055	19,689
Derivative hedge fees	326	1,562	3,388	3,850
Other customer fees	362	361	1,935	1,490
Earnings on cash surrender value of life insurance	1,515	2,051	11,174	7,060
Net realized gains on sales of available for sale securities	57	358	1,194	5,674
Other income	672	615	1,929	3,008
Total Non-Interest Income	24,150	25,847	107,941	109,323
NON-INTEREST EXPENSES
Salaries and employee benefits	52,331	42,432	206,893	166,995
Net occupancy	6,638	5,644	26,211	23,326
Equipment	6,148	4,994	23,945	19,401
Marketing	3,157	1,840	7,708	5,762
Outside data processing fees	5,611	4,581	21,682	18,317
Printing and office supplies	390	356	1,588	1,217
Intangible asset amortization	2,303	1,463	8,275	5,747
FDIC assessments	2,295	1,862	10,235	6,243
Other real estate owned and foreclosure expenses	197	171	823	992
Professional and other outside services	3,961	3,627	21,642	11,913
Other expenses	6,668	5,466	26,713	19,300
Total Non-Interest Expenses	89,699	72,436	355,715	279,213
INCOME BEFORE INCOME TAX	83,407	54,684	255,674	240,790
Income tax expense	12,647	6,951	33,585	35,259
NET INCOME	70,760	47,733	222,089	205,531
Preferred stock dividends	468	—	1,406	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$70,292	$47,733	$220,683	$205,531
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.20	$0.89	$3.83	$3.82
Diluted Net Income Available to Common Stockholders	$1.19	$0.89	$3.81	$3.81
Cash Dividends Paid to Common Stockholders	$0.32	$0.29	$1.25	$1.13
Average Diluted Common Shares Outstanding (in thousands)	59,384	53,660	57,950	53,984

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
NET CHARGE-OFFS (RECOVERIES)	$3,425	$4,575	$2,674	$9,306

AVERAGE BALANCES:
Total Assets	$17,834,468	$15,298,655	$17,220,002	$14,830,397
Total Loans	11,818,911	9,076,652	10,943,051	9,170,650
Total Earning Assets	16,702,944	14,053,310	15,985,691	13,579,113
Total Deposits	14,564,853	12,647,737	14,198,243	12,176,231
Total Stockholders' Equity	1,958,041	1,890,229	1,972,445	1,866,632

FINANCIAL RATIOS:
Return on Average Assets	1.59%	1.25%	1.29%	1.39%
Return on Average Stockholders' Equity	14.36	10.10	11.19	11.01
Return on Average Common Stockholders' Equity	14.55	10.10	11.30	11.01
Average Earning Assets to Average Assets	93.66	91.86	92.83	91.56
Allowance for Credit Losses - Loans as % of Total Loans	1.86	2.11	1.86	2.11
Net Charge-offs as % of Average Loans (Annualized)	0.12	0.20	0.02	0.10
Average Stockholders' Equity to Average Assets	10.98	12.36	11.45	12.59
Tax Equivalent Yield on Average Earning Assets	4.73	3.29	3.94	3.44
Interest Expense/Average Earning Assets	1.01	0.25	0.53	0.26
Net Interest Margin (FTE) on Average Earning Assets	3.72	3.04	3.41	3.18
Efficiency Ratio	48.60	53.49	53.20	50.94
Tangible Common Book Value Per Share	$21.45	$25.21	$21.45	$25.21

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Non-Accrual Loans	$42,324	$43,508	$45,970	$42,698	$43,062
Renegotiated Loans	224	195	233	141	329
Non-Performing Loans (NPL)	42,548	43,703	46,203	42,839	43,391
Other Real Estate Owned and Repossessions	6,431	6,454	6,521	6,271	558
Non-Performing Assets (NPA)	48,979	50,157	52,724	49,110	43,949
90+ Days Delinquent	1,737	764	592	2,085	963
NPAs & 90 Day Delinquent	$50,716	$50,921	$53,316	$51,195	$44,912

Allowance for Credit Losses - Loans	$223,277	$226,702	$226,275	$195,984	$195,397
Quarterly Net Charge-offs (Recoveries)	2,674	(427)	263	(587)	4,575
NPAs / Actual Assets %	0.27%	0.28%	0.30%	0.32%	0.28%
NPAs & 90 Day / Actual Assets %	0.28%	0.29%	0.30%	0.33%	0.29%
NPAs / Actual Loans and OREO %	0.41%	0.43%	0.46%	0.52%	0.47%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.86%	1.94%	1.98%	2.09%	2.11%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.12%	(0.01)%	0.01%	(0.03)%	0.20%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
ASSETS
Cash and due from banks	$122,594	$119,532	$212,559	$148,277	$167,146
Interest-bearing deposits	126,061	179,593	136,702	395,262	474,154
Investment securities, net of allowance for credit losses	4,263,788	4,294,768	4,630,030	4,489,263	4,524,353
Loans held for sale	9,094	25,394	9,060	3,938	11,187
Loans	12,003,894	11,650,002	11,397,417	9,356,241	9,241,861
Less: Allowance for credit losses - loans	(223,277)	(226,702)	(226,275)	(195,984)	(195,397)
Net loans	11,780,617	11,423,300	11,171,142	9,160,257	9,046,464
Premises and equipment	117,118	116,306	117,757	105,883	105,655
Federal Home Loan Bank stock	38,525	38,056	38,111	26,422	28,736
Interest receivable	85,070	71,605	68,728	56,081	57,187
Goodwill and other intangibles	747,844	750,713	753,649	569,494	570,860
Cash surrender value of life insurance	308,311	306,932	323,013	291,881	291,041
Other real estate owned	6,431	6,454	6,521	6,271	558
Tax asset, deferred and receivable	111,222	142,110	114,965	73,422	35,641
Other assets	221,631	244,222	198,255	138,807	140,167
TOTAL ASSETS	$17,938,306	$17,718,985	$17,780,492	$15,465,258	$15,453,149
LIABILITIES
Deposits:
Noninterest-bearing	$3,173,417	$3,356,651	$3,435,331	$2,745,235	$2,709,646
Interest-bearing	11,209,328	11,078,174	11,135,538	10,160,718	10,022,931
Total Deposits	14,382,745	14,434,825	14,570,869	12,905,953	12,732,577
Borrowings:
Federal funds purchased	171,560	185,000	100,000	—	—
Securities sold under repurchase agreements	167,413	194,482	186,468	169,697	181,577
Federal Home Loan Bank advances	823,674	643,769	598,865	308,960	334,055
Subordinated debentures and other borrowings	151,298	151,301	151,299	118,677	118,618
Total Borrowings	1,313,945	1,174,552	1,036,632	597,334	634,250
Interest payable	7,530	4,971	2,978	3,589	2,762
Other liabilities	199,316	197,971	192,372	150,749	170,989
Total Liabilities	15,903,536	15,812,319	15,802,851	13,657,625	13,540,578
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	—	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,396	7,393	7,383	6,678	6,676
Additional paid-in capital	1,228,626	1,226,695	1,226,378	987,404	985,818
Retained earnings	1,012,774	961,542	917,311	897,818	864,839
Accumulated other comprehensive income (loss)	(239,151)	(314,089)	(198,556)	(84,392)	55,113
Total Stockholders' Equity	2,034,770	1,906,666	1,977,641	1,807,633	1,912,571
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,938,306	$17,718,985	$17,780,492	$15,465,258	$15,453,149

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
INTEREST INCOME
Loans receivable:
Taxable	$156,102	$128,504	$106,787	$79,075	$80,583
Tax-exempt	6,930	6,500	5,990	5,704	5,635
Investment securities:
Taxable	9,417	10,055	10,372	8,510	8,028
Tax-exempt	17,033	17,261	17,212	15,875	15,411
Deposits with financial institutions	959	704	610	230	173
Federal Home Loan Bank stock	541	314	175	146	163
Total Interest Income	190,982	163,338	141,146	109,540	109,993
INTEREST EXPENSE
Deposits	33,516	16,644	8,485	4,294	5,589
Federal funds purchased	808	418	76	—	1
Securities sold under repurchase agreements	541	372	134	89	75
Federal Home Loan Bank advances	4,932	3,493	1,774	1,218	1,389
Subordinated debentures and other borrowings	2,229	2,105	2,016	1,659	1,666
Total Interest Expense	42,026	23,032	12,485	7,260	8,720
NET INTEREST INCOME	148,956	140,306	128,661	102,280	101,273
Provision for credit losses - loans	—	—	16,755	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	148,956	140,306	111,906	102,280	101,273
NON-INTEREST INCOME
Service charges on deposit accounts	7,097	7,165	7,690	6,419	6,462
Fiduciary and wealth management fees	7,501	7,221	7,634	7,332	7,078
Card payment fees	4,533	4,776	5,175	5,723	3,937
Net gains and fees on sales of loans	2,087	2,543	3,226	2,199	3,423
Derivative hedge fees	326	700	1,444	918	1,562
Other customer fees	362	501	662	410	361
Earnings on cash surrender value of life insurance	1,515	6,655	1,308	1,696	2,051
Net realized gains on sales of available for sale securities	57	481	90	566	358
Other income (loss)	672	(425)	1,048	634	615
Total Non-Interest Income	24,150	29,617	28,277	25,897	25,847
NON-INTEREST EXPENSES
Salaries and employee benefits	52,331	56,002	56,041	42,519	42,432
Net occupancy	6,638	6,738	6,648	6,187	5,644
Equipment	6,148	5,997	6,720	5,080	4,994
Marketing	3,157	2,401	1,414	736	1,840
Outside data processing fees	5,611	6,827	4,881	4,363	4,581
Printing and office supplies	390	472	381	345	356
Intangible asset amortization	2,303	2,303	2,303	1,366	1,463
FDIC assessments	2,295	2,824	2,924	2,192	1,862
Other real estate owned and foreclosure expenses	197	328	(266)	564	171
Professional and other outside services	3,961	4,461	10,267	2,953	3,627
Other expenses	6,668	8,025	6,000	6,020	5,466
Total Non-Interest Expenses	89,699	96,378	97,313	72,325	72,436
INCOME BEFORE INCOME TAX	83,407	73,545	42,870	55,852	54,684
Income tax expense	12,647	9,793	3,879	7,266	6,951
NET INCOME	70,760	63,752	38,991	48,586	47,733
Preferred stock dividends	468	469	469	—	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$70,292	$63,283	$38,522	$48,586	$47,733
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.20	$1.08	$0.64	$0.91	$0.89
Diluted Net Income Available to Common Stockholders	$1.19	$1.08	$0.63	$0.91	$0.89
Cash Dividends Paid to Common Stockholders	$0.32	$0.32	$0.32	$0.29	$0.29
Average Diluted Common Shares Outstanding (in thousands)	59,384	59,339	59,308	53,616	53,660
FINANCIAL RATIOS:
Return on Average Assets	1.59%	1.43%	0.88%	1.26%	1.25%
Return on Average Stockholders' Equity	14.36	12.54	7.62	10.28	10.10
Return on Average Common Stockholders' Equity	14.55	12.70	7.72	10.28	10.10
Average Earning Assets to Average Assets	93.66	92.90	92.45	92.23	91.86
Allowance for Credit Losses - Loans as % of Total Loans	1.86	1.94	1.98	2.09	2.11
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	0.12	(0.01)	0.01	(0.03)	0.20
Average Stockholders' Equity to Average Assets	10.98	11.36	11.37	12.23	12.36
Tax Equivalent Yield on Average Earning Assets	4.73	4.11	3.58	3.23	3.29
Interest Expense/Average Earning Assets	1.01	0.56	0.30	0.20	0.25
Net Interest Margin (FTE) on Average Earning Assets	3.72	3.55	3.28	3.03	3.04
Efficiency Ratio	48.60	53.34	58.45	52.79	53.49
Tangible Common Book Value Per Share	$21.45	$19.26	$20.45	$23.26	$25.21

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Commercial and industrial loans	$3,437,126	$3,330,529	$3,297,477	$2,826,660	$2,714,565
Agricultural land, production and other loans to farmers	241,793	221,954	214,904	209,077	246,442
Real estate loans:
Construction	835,582	828,923	745,983	552,975	523,066
Commercial real estate, non-owner occupied	2,407,475	2,299,272	2,423,185	2,073,197	2,135,459
Commercial real estate, owner occupied	1,246,528	1,268,567	1,264,563	974,521	986,720
Residential	2,096,655	1,990,668	1,813,297	1,226,695	1,159,127
Home equity	630,632	621,619	586,108	512,641	523,754
Individuals' loans for household and other personal expenditures	175,211	173,225	157,264	147,593	146,092
Public finance and other commercial loans	932,892	915,245	894,636	832,882	806,636
Loans	12,003,894	11,650,002	11,397,417	9,356,241	9,241,861
Allowance for credit losses - loans	(223,277)	(226,702)	(226,275)	(195,984)	(195,397)
NET LOANS	$11,780,617	$11,423,300	$11,171,142	$9,160,257	$9,046,464

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Demand deposits	$8,448,797	$8,534,950	$8,785,889	$7,806,033	$7,704,190
Savings deposits	4,657,140	5,054,490	4,875,880	4,444,417	4,334,802
Certificates and other time deposits of $100,000 or more	742,539	443,588	436,942	252,033	273,379
Other certificates and time deposits	468,712	381,365	446,973	380,293	389,752
Brokered deposits	65,557	20,432	25,185	23,177	30,454
TOTAL DEPOSITS	$14,382,745	$14,434,825	$14,570,869	$12,905,953	$12,732,577

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2022			December 31, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$187,204	$959	2.05%	$558,677	$173	0.12%
Federal Home Loan Bank stock	38,066	541	5.68	28,736	163	2.27
Investment Securities: (1)
Taxable	1,987,161	9,417	1.90	1,936,519	8,028	1.66
Tax-Exempt (2)	2,671,602	21,561	3.23	2,452,726	19,508	3.18
Total Investment Securities	4,658,763	30,978	2.66	4,389,245	27,536	2.51
Loans held for sale	4,732	71	6.00	20,688	196	3.79
Loans: (3)
Commercial	8,309,561	126,850	6.11	6,703,241	65,867	3.93
Real Estate Mortgage	1,827,749	16,654	3.64	889,571	7,866	3.54
Installment	843,562	12,527	5.94	711,309	6,654	3.74
Tax-Exempt (2)	833,307	8,772	4.21	751,843	7,133	3.79
Total Loans	11,818,911	164,874	5.58	9,076,652	87,716	3.87
Total Earning Assets	16,702,944	197,352	4.73%	14,053,310	115,588	3.29%
Total Non-Earning Assets	1,131,524			1,245,345
Total Assets	$17,834,468			$15,298,655
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,238,422	$16,810	1.28%	$4,912,556	$3,637	0.30%
Money market deposits	3,018,644	10,778	1.43	2,518,612	809	0.13
Savings deposits	1,895,551	2,125	0.45	1,828,631	461	0.10
Certificates and other time deposits	1,038,502	3,803	1.46	706,617	682	0.39
Total Interest-bearing Deposits	11,191,119	33,516	1.20	9,966,416	5,589	0.22
Borrowings	1,097,586	8,510	3.10	620,398	3,131	2.02
Total Interest-bearing Liabilities	12,288,705	42,026	1.37	10,586,814	8,720	0.33
Noninterest-bearing deposits	3,373,734			2,681,321
Other liabilities	213,988			140,291
Total Liabilities	15,876,427			13,408,426
Stockholders' Equity	1,958,041			1,890,229
Total Liabilities and Stockholders' Equity	$17,834,468	42,026		$15,298,655	8,720
Net Interest Income (FTE)		$155,326			$106,868
Net Interest Spread (FTE) (4)			3.36%			2.96%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.73%			3.29%
Interest Expense / Average Earning Assets			1.01%			0.25%
Net Interest Margin (FTE) (5)			3.72%			3.04%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $6,370 and $5,595 for the three months ended December 31, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2022			December 31, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$296,863	$2,503	0.84%	$521,637	$634	0.12%
Federal Home Loan Bank stock	35,580	1,176	3.31	28,736	597	2.08
Investment Securities: (1)
Taxable	2,056,586	38,354	1.86	1,751,910	29,951	1.71
Tax-Exempt (2)	2,653,611	85,292	3.21	2,106,180	70,039	3.33
Total Investment Securities	4,710,197	123,646	2.63	3,858,090	99,990	2.59
Loans held for sale	14,715	692	4.70	19,190	747	3.89
Loans: (3)
Commercial	7,877,271	380,621	4.83	6,818,968	276,368	4.05
Real Estate Mortgage	1,471,802	51,853	3.52	916,314	34,783	3.80
Installment	785,520	37,302	4.75	683,925	26,111	3.82
Tax-Exempt (2)	793,743	31,803	4.01	732,253	27,987	3.82
Total Loans	10,943,051	502,271	4.59	9,170,650	365,996	3.99
Total Earning Assets	15,985,691	629,596	3.94%	13,579,113	467,217	3.44%
Total Non-Earning Assets	1,234,311			1,251,284
Total Assets	$17,220,002			$14,830,397
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,206,131	$32,511	0.62%	$4,769,482	$14,512	0.30%
Money market deposits	2,915,397	19,170	0.66	2,351,803	3,203	0.14
Savings deposits	1,927,122	5,019	0.26	1,754,972	1,886	0.11
Certificates and other time deposits	881,176	6,239	0.71	783,733	3,718	0.47
Total Interest-bearing Deposits	10,929,826	62,939	0.58	9,659,990	23,319	0.24
Borrowings	888,392	21,864	2.46	639,791	12,633	1.97
Total Interest-bearing Liabilities	11,818,218	84,803	0.72	10,299,781	35,952	0.35
Noninterest-bearing deposits	3,268,417			2,516,241
Other liabilities	160,922			147,743
Total Liabilities	15,247,557			12,963,765
Stockholders' Equity	1,972,445			1,866,632
Total Liabilities and Stockholders' Equity	$17,220,002	84,803		$14,830,397	35,952
Net Interest Income (FTE)		$544,793			$431,265
Net Interest Spread (FTE) (4)			3.22%			3.09%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.94%			3.44%
Interest Expense / Average Earning Assets			0.53%			0.26%
Net Interest Margin (FTE) (5)			3.41%			3.18%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $24,590 and $20,585 for the twelve months ended December 31, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2022	2022	2022	2022	2021	2022	2021
Net Income Available to Common Stockholders - GAAP	$70,292	$63,283	$38,522	$48,586	$47,733	$220,683	$205,531
Adjustments:
PPP loan income	(109)	(323)	(891)	(1,884)	(3,721)	(3,207)	(30,900)
Acquisition-related expenses	413	3,417	12,549	152	—	16,531	—
Acquisition-related provision expense	—	—	16,755	—	—	16,755	—
Tax on adjustment	(75)	(759)	(6,967)	425	912	(7,376)	7,577
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$70,521	$65,618	$59,968	$47,279	$44,924	$243,386	$182,208

Average Diluted Common Shares Outstanding (in thousands)	59,384	59,339	59,308	53,616	53,660	57,950	53,984

Diluted Earnings Per Common Share - GAAP	$1.19	$1.08	$0.63	$0.91	$0.89	$3.81	$3.81
Adjustments:
PPP loan income	(0.01)	—	(0.01)	(0.04)	(0.07)	(0.06)	(0.57)
Acquisition-related expenses	0.01	0.05	0.22	—	—	0.28	—
Acquisition-related provision expense	—	—	0.30	—	—	0.30	—
Tax on adjustment	—	(0.01)	(0.13)	0.01	0.02	(0.13)	0.14
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$1.19	$1.12	$1.01	$0.88	$0.84	$4.20	$3.38